UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 649-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company announced today that its Board of Directors named Richard R. Hough III, the Company’s President and Chief Operating Officer and a member of its Board of Directors, as Chief Executive Officer on December 5, 2013.

A Copy of the news release is attached as Exhibit 99.1 and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release of Silvercrest Asset Management Group Inc. dated December 6, 2013 naming Richard R. Hough III as Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2013

Silvercrest Asset Management Group Inc.

By:	/s/ Scott A. Gerard
Name: Scott A. Gerard
Title: Chief Financial Officer

Exhibits

Exhibit No.	Description

99.1	Press release of Silvercrest Asset Management Group Inc. dated December 6, 2013 naming Richard R. Hough III as Chief Executive Officer.